EXHIBIT 10.28

                                       TO

                       REGISTRATION STATEMENT ON FORM SB-2



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                 CHANGE IN TERMS AGREEMENT WITH WESTAMERICA BANK

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CHANGE IN TERMS AGREEMENT

Borrower:  MENDOCINO BREWING COMPANY, INC.; P. O. BOX 400 HOPLAND, CA 95449

Lender: WESTAMERICA BANK SONOMA REGION CREDIT ADMINISTRATION 31 D STREET SECOND FLOOR SANTA ROSA, CA 95404

Principal Amount: $600,000.00

Date of Agreement: October 1,1996

DESCRIPTION OF EXISTING INDEBTEDNESS.

THAT CERTAIN NOTE DATED MAY 17, 1996 IN THE ORIGINAL AMOUNT OF $600,000.00 CURRENTLY MATURING ON SEPTEMBER 30, 1996 WITH AN OUTSTANDING BALANCE AS OF THIS DATE OF $600,000.00.

DESCRIPTION OF COLLATERAL

THIS NOTE IS SECURED BY THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED MAY 17, 1996.

DESCRIPTION OF CHANGE IN TERMS.

EFFECTIVE THE DATE OF THIS AGREEMENT THE MATURITY DATE IS CHANGED FROM SEPTEMBER 30, 1996 TO APRIL 30, 1997.

ACCRUED  INTEREST  SHALL BE  PAYABLE  ON THE LAST  DAY OF EACH  MONTH  BEGINNING
OCTOBER 31, 1996 AND ON APRIL 30, 1997 ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED BUT UNPAID INTEREST SHALL BE DUE AND PAYABLE.

EFFECTIVE THE DATE OF THIS AGREEMENT THE FOLLOWING PROVISIONS SHALL BE ADDED TO THAT CERTAIN BUSINESS LOAN AGREEMENT DATED MAY 17, 1996:

1) BORROWER SHALL PROVIDE TO BANK WITHIN 45 DAYS OF EACH FISCAL QUARTER, BORROWER'S BALANCE SHEET AND PROFIT AND LOSS STATEMENT FOR THE PERIOD ENDED.

2) BORROWER SHALL PROVIDE TO BANK WITHIN 90 DAYS OF EACH FISCAL YEAR END, BORROWER'S BALANCE SHEET AND INCOME STATEMENT FOR THE YEAR ENDED, AUDITED BY A CERTIFIED PUBLIC ACCOUNTANT SATISFACTORY TO LENDER.

BORROWER AGREES THAT UPON EXECUTION OF THIS AGREEMENT TO PAY ACCRUED INTEREST TO SEPTEMBER 30,1996 IN THE AMOUNT OF $4,875.00 AND A DOCUMENTATION FEE OF $150.00.

EXHIBIT 10.28

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CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement Will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, Will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS
OF  THIS  AGREEMENT.   BORROWER  AGREES  TO  THE  TERMS  OF  THE  AGREEMENT  AND
ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

MENDOCINO BREWING COMPANY, INC.

By:  /s/ H. Michael Laybourn
     ------------------------
H. Michael Laybourn, President

By:  /s/ Norman H. Franks
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Norman H. Franks, Chief Financial Officer






EXHIBIT 10.28
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